UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2016

Press Ganey Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37398	20-0259496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 500, Wakefield, MA	01880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 295-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Senior Secured First Lien Credit Agreement

On October 21, 2016, Emerald BidCo, Inc. (which, on the Closing Date (as defined below) merged with and into Press Ganey Holdings, Inc., with Press Ganey Holdings, Inc. surviving such merger as the “Borrower”) and Emerald Intermediate, Inc. (“Holdings”) entered into a senior secured first lien credit agreement (the “First Lien Credit Agreement”), dated as of October 21, 2016, by and among Holdings, the Borrower, Credit Suisse AG, as administrative agent and collateral agent (the “First Lien Administrative Agent”), and the lenders party thereto, pursuant to which the Borrower incurred certain loans and the Borrower and certain of the Borrower’s domestic subsidiaries (together with Holdings, the “Guarantors”) guaranteeing the obligations under the First Lien Credit Agreement granted a first priority perfected security interest (subject to customary priming liens) on substantially all of the assets of the Borrower and the Guarantors to secure the obligations under the First Lien Credit Agreement.

Principal, Amortization and Maturity

The lenders under the First Lien Credit Agreement have advanced to the Borrower $760 million of senior secured term loans with a maturity date of October 21, 2023, and also have provided the Borrower with a revolving line of credit of up to $70,000,000 with a maturity date of October 21, 2021 (the “First Lien Credit Facilities”). The term loans under the First Lien Credit Facilities will amortize at 1% per annum in equal quarterly installments with the balance payable on the final maturity date.

The First Lien Credit Facilities include borrowing capacity available for letters of credit and same day borrowing capacity for borrowings based on the alternate base rate.

Interest Rate

Term loans and revolving loans under the First Lien Credit Facilities bear interest at a rate equal to, at the Borrower’s option, the adjusted Eurodollar rate or an alternate base rate, in each case, plus an applicable margin. The revolving loans have an initial applicable margin equal to 3.25%, in the case of Eurodollar revolving loans, or 2.25%, in the case of base rate revolving loans, subject to a step-down of 0.25% upon achievement of a specified first lien leverage ratio. The term loans have an applicable margin equal to 3.25%, in the case of Eurodollar term loans or 2.25%, in the case of base rate term loans.

Mandatory Prepayments

Subject to certain customary exceptions, the First Lien Credit Facilities are subject to mandatory prepayments in amounts equal to: (1) 100% of the net cash proceeds from any non-ordinary course sale or other disposition of assets (including as a result of casualty or condemnation) by the Borrower or certain of its subsidiaries subject to customary reinvestment provisions and certain other exceptions (subject to a step-down to 50% upon achievement of a specified first lien leverage ratio); (2) 100% of the net cash proceeds from incurrences of non-permitted debt by the Borrower or certain of its subsidiaries; and (3) a customary annual excess cash flow sweep.

Certain Other Provisions

The First Lien Credit Agreement contains a number of customary affirmative and negative covenants and events of default. The First Lien Credit Agreement also requires the Borrower to comply with a springing first lien net leverage ratio if more than 30% of the revolving line of credit is drawn (excluding undrawn letters of credit that are cash collateralized or in an amount of less than $15 million).

Senior Secured Second Lien Credit Agreement

On October 21, 2016, Emerald Bidco, Inc. and Holdings entered into a senior secured second lien credit agreement (the “Second Lien Credit Agreement”), dated as of October 21, 2016, by and among Holdings, the Borrower, Citibank, N.A., as administrative agent and collateral agent (the “Second Lien Administrative Agent”), and the lenders party thereto, pursuant to which the Borrower incurred certain loans and the Borrower and the Guarantors granted a second priority perfected security interest (subject to customary priming liens) on substantially all of the assets of the Borrower and the Guarantors to secure the obligations under the Second Lien Credit Agreement.

Principal and Maturity

The lenders under the Second Lien Credit Agreement have advanced to the Borrower $268 million of senior secured term loans with a maturity date of October 21, 2024 (the “Second Lien Credit Facility”).

Interest Rate

The Second Lien Credit Facility bears interest at a rate equal to, at the Borrower’s option, the adjusted Eurodollar rate or an alternate base rate, in each case, plus an applicable margin equal to 7.25%, in the case of Eurodollar term loans or 6.25%, in the case of base rate term loans.

Mandatory Prepayments

Subject to certain customary exceptions, the Second Lien Credit Facility is subject to mandatory prepayments in amounts equal to: (1) 100% of the net cash proceeds from any non-ordinary course sale or other disposition of assets (including as a result of casualty or condemnation) by the Borrower or certain of its subsidiaries subject to customary reinvestment provisions and certain other exceptions (subject to a step-down to 50% upon achievement of a specified first lien leverage ratio); (2) 100% of the net cash proceeds from incurrences of non-permitted debt by the Borrower or certain of its subsidiaries; and (3) a customary annual excess cash flow sweep.

Certain Other Provisions

The Second Lien Credit Agreement contains a number of customary affirmative and negative covenants and events of default.

Ranking

The First Lien Credit Agreement, Second Lien Credit Agreement and the guarantees of the Guarantors with respect thereto are the Borrower’s and the Guarantors’ senior secured obligations which rank senior in right of payment to all of their future subordinated indebtedness. The security interest granted by the Borrower and Guarantors on their assets under the Second Lien Credit Agreement rank junior in priority to the security interest granted by the Borrower and Guarantors on their assets under the First Lien Credit Agreement, subject to the terms of a customary intercreditor agreement.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

On October 21, 2016 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated as of August 9, 2016 (as amended or modified from time to time, the “Merger Agreement”), by and among Press Ganey Holdings, Inc., a Delaware corporation (the “Company”), Emerald TopCo, Inc., a Delaware corporation (“Parent”) and Emerald BidCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly owned subsidiary of Parent.

On the Closing Date, Parent completed the acquisition of the Company through the Merger. At the effective time of the Merger, each share of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (other than certain excluded shares and shares of Common Stock owned by holders who have perfected and not withdrawn a demand for (or lost their right to) appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (the “Excluded Shares”)) was cancelled and converted into the right to receive $40.50 in cash (the “Merger Consideration”).

The source of the funds for the consideration paid by Parent in the Merger was a combination of common equity contributions from funds managed by affiliates of EQT Partners Inc. (“EQT”) and certain other investors, as well as proceeds from the debt financing described in Item 1.01.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 9, 2016, and is incorporated by reference into this Item 2.01.

A copy of the press release issued by the Company on the Closing Date announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.01.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference into this Item 2.03.

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger described in Item 2.01, the Company notified the New York Stock Exchange (the “NYSE”) on October 21, 2016 that the certificate of merger has been filed with the Secretary of State of the State of Delaware and that, at the effective time of the Merger, each share of Common Stock (other than the Excluded shares) was cancelled and converted into the right to receive $40.50 in cash. In addition, the Company requested that the NYSE delist its Common Stock, and as a result, trading of Common Stock, which previously traded under the ticker symbol “PGND” on the NYSE, was suspended prior to the opening of the NYSE on October 21, 2016. The Company also requested the NYSE to file a notification of removal from listing and registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting of the Common Stock from NYSE and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03                   Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K is hereby incorporated herein by reference into this Item 3.03.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger the shares of the Company’s Common Stock were converted into the right to receive the Merger Consideration. At the effective time of the Merger, each holder of Common Stock issued and outstanding immediately prior to the effective time of the Merger ceased to have any rights as a stockholder of the Company other than the right of the holders of Common Stock to receive the Merger Consideration.

Item 5.01                   Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is hereby incorporated herein by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now an indirect, wholly owned subsidiary of Parent. Parent is affiliated with investment funds advised by EQT.

The total amount of funds used to complete the Merger and related transactions and pay related fees and expenses was approximately $2.46 billion, which was funded through common equity contributions from funds managed by affiliates of EQT and certain other investors, as well as proceeds from the debt financing described in Item 1.01.

On October 21, 2016, in accordance with the Company’s by-laws and Section 141(k) of the Delaware General Corporation Law, following the effectiveness of the Merger, (i) all of the directors serving on the Board of Directors of the Company (the “Board”) were removed without cause and (ii) Emerald Intermediate, Inc., the sole stockholder of the Company, elected Eric Liu to the Board as the sole director of the Company, effective immediately.

Biographical information for the newly elected director is set forth below:

Mr. Liu has advised the Company that, to the best of his knowledge, he is not currently a director of, and does not hold any position with, the Company or any of its subsidiaries. Mr. Liu has further advised the Company that, to the best of his knowledge, neither he nor any of his immediate family members (i) has a familial relationship with any directors, other nominees or executive officers of the Company or any of its subsidiaries or (ii) has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as disclosed herein.

Mr. Liu has been a Partner of EQT Partners Inc. since July 2014. Prior to joining EQT Partners, Mr. Liu was a Principal at Warburg Pincus LLC where he was responsible for private equity investments in the healthcare industry.  He joined Warburg Pincus in 2004. Previously, he worked in private equity at The Blackstone Group and in venture capital at Draper Fisher Jurvetson. He is a Phi Beta Kappa graduate of Harvard College where he received an A.B. degree in Applied Mathematics. Mr. Liu also holds an MBA degree from the Stanford Graduate School of Business where he was an Arjay Miller Scholar.

The description of the Merger and the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 9, 2016, and is hereby incorporated by reference into this Item 5.01.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

The information in connection with the replacement of directors set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Officers

Effective upon completion of the Merger, the following persons will continue to be officers of the Company: Patrick T. Ryan, Joe Greskoviak, Dr. Thomas Lee, Breht Feigh, Devin J. Anderson, Patricia Cmielewski, Patricia Riskind and Kip A. Emenhiser.

Item 5.03                   Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At the effective time of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation set forth as Exhibit B to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, at the effective time of the Merger, the Company’s by-laws, as in effect immediately prior to the Merger, were amended and restated to be in the form of the by-laws set forth as Exhibit C to the Merger Agreement (the “Amended and Restated By-Laws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

2.1

Agreement and Plan of Merger, dated as of August 9, 2016, by and among the Company, Parent and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 9, 2016)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-Laws of the Company

99.1	Joint Press Release of the Company and Parent, dated October 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Press Ganey Holdings, Inc.
(Registrant)

Date: October 21, 2016	/s/ DEVIN J. ANDERSON
Devin J. Anderson
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 9, 2016, by and among the Company, Parent and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 9, 2016)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-Laws of the Company

99.1	Joint Press Release of the Company and Parent, dated October 21, 2016